================================================================================



                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 22, 1999



                          RANDALL'S FOOD MARKETS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




           TEXAS                       333-35457                 74-2134840
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                                 3663 BRIARPARK
                              HOUSTON, TEXAS 77042
                     (Address of Principal Executive Office)



                                 (713) 268-3500
              (Registrant's telephone number, including area code)



================================================================================

Item 5. Other Events.

        On July 22, 1999, Randall's Food Markets, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") among the Company, Safeway Inc. ("Safeway"), and SI Merger Sub, Inc., a wholly owned subsidiary of Safeway ("Merger Sub"), pursuant to which the Company will be merged (the "Merger") with and into Merger Sub and the Company will become a wholly owned subsidiary of Safeway. In the Merger, each issued and outstanding share of common stock of the Company, other than shares held by Safeway, Merger Sub, the Company or any subsidiary of Safeway or the Company and other than dissenting shares, will be converted into the right to receive $25.05 in cash and a fraction of a share of common stock of Safeway equal to .3204 (subject to adjustment as described in the Agreement). A copy of the Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

        Pursuant to separate Voting Agreements, an affiliate of Kohlberg Kravis Roberts & Co., which owns approximately 62% of the outstanding common stock of the Company, and members of the Onstead family who own approximately 21% of the outstanding common stock of the Company have agreed, among other things, to vote in favor of the approval of the Agreement. Copies of the Voting Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.

        A copy of the Company's and Safeway's joint press release dated July 23, 1999 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 7. Exhibits.

        The following exhibits are filed as part of this Current Report on Form 8-K:

  Exhibit Number             Exhibit
  --------------             -------
        2                    Agreement and Plan of Merger, dated as of July 22, 1999, among
                             Safeway Inc., SI Merger Sub, Inc. and Randall's Food Markets, Inc.

        99.1                 Voting Agreement, dated as of July 22, 1999, among
                             Safeway Inc., SI Merger Sub, Inc. and RFM
                             Acquisition LLC.

        99.2                 Voting Agreement, dated as of July 22, 1999, among Safeway Inc.,
                             SI Merger Sub, Inc. and Onstead Interests, Ltd.

        99.3                 Voting Agreement, dated as of July 22, 1999, among Safeway Inc.,
                             SI Merger Sub, Inc. and R. Randall Onstead, Jr.

        99.4                 Press release, dated July 23, 1999.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        RANDALL'S FOOD MARKETS, INC.
                                        (Registrant)



Date: August 2, 1999                    /s/ Michael M. Calbert
                                        ----------------------------------------
                                        Michael M. Calbert,
                                        Senior Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX



  Exhibit Number             Exhibit
  --------------             -------
        2                    Agreement and Plan of Merger, dated as of July 22, 1999, among
                             Safeway Inc., SI Merger Sub, Inc. and Randall's Food Markets, Inc.

        99.1                 Voting Agreement, dated as of July 22, 1999, among
                             Safeway Inc., SI Merger Sub, Inc. and RFM Acquisition LLC.

        99.2                 Voting Agreement, dated as of July 22, 1999, among Safeway Inc.,
                             SI Merger Sub, Inc. and Onstead Interests, Ltd.

        99.3                 Voting Agreement, dated as of July 22, 1999, among Safeway Inc.,
                             SI Merger Sub, Inc. and R. Randall Onstead, Jr.

        99.4                 Press release, dated July 23, 1999.